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                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                   PROSPECTUS SUPPLEMENT DATED AUGUST 9, 2006

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    This supplement updates the following Prospectus dated December 30, 2005:

            First American Short & Intermediate Tax Free Income Funds
                           Class A Shares Prospectus

This supplement and the Prospectus dated December 30, 2005 together constitute a current Prospectus. To request a copy of the Prospectus, please call 800-677-FUND.

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The first two bullet points listed in the information on the persons who may purchase the funds' Class A shares at net asset value without a sales charge, set forth in the Prospectus under the heading "Policies and Services -- Purchasing and Redeeming Shares -- Determining Your Share Price -- Purchasing Class A Shares Without a Sales Charge," are replaced by the following:

            o directors, advisory board members, full-time employees and retirees of the advisor and its affiliates.

In addition, the following persons may purchase the funds' Class A shares at net asset value without a sales charge:

            o persons who purchase the funds through "one-stop" mutual fund networks through which the funds are made available.

            o certain COUNTRY Tax Exempt Bond Fund (the "COUNTRY fund") shareholders purchasing shares of Intermediate Tax Free Fund. The COUNTRY fund is expected to liquidate in September 2006. Between August 15, 2006 and September 29, 2006, persons who held shares of the COUNTRY fund on August 15, 2006 (the "record date") may purchase Intermediate Tax Free Fund Class A shares at net asset value in an amount up to the net asset value of those COUNTRY fund shares.

IF YOU HAVE ANY QUESTIONS REGARDING THIS PROSPECTUS SUPPLEMENT, PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL, OR YOU MAY CALL FIRST AMERICAN FUNDS INVESTOR SERVICES AT 800-677-FUND.

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                                                                 SHT-INT-TF-STK